77O Transactions effected pursuant to Rule 10f-3

Liberty Strategic Income Fund

On January 14, 2002, Liberty Strategic Income Fund (Fund) purchased 2,225,000 par value of common stock notes of Xerox Corporation (Securities) for a total purchase price of $2,117,533 from Deutsche Bank New York pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.
The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Alex Brown; JP Morgan; Merrill Lynch & Co.; Salomon Smith Barney;ABN Amro Financial Services, Inc.; Banc One Capital Markets, Inc.; RBC Dain Rauscher Inc.; UBS Warburg;; PNC Bank

Liberty High Yield Securities Fund

On January 14, 2002, Liberty High Yield Securities Fund (Fund) purchased 2,500,000 par value of common stock notes of Xerox Corporation (Securities) for a total purchase price of $2,379,250 from Deutsche Bank New York pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Alex Brown; JP Morgan; Merrill Lynch & Co.; Salomon Smith Barney;ABN Amro Financial Services, Inc.; Banc One Capital Markets, Inc.; RBC Dain Rauscher Inc.; UBS Warburg; PNC Bank

Liberty High Yield Securities Fund

On January 17, 2002, Liberty High Yield Securities Fund (Fund) purchased 2,000,000 par value of common stock notes of Constellation Brands, Inc. (Securities) for a total purchase price of $2,000,000 from Chase Manhattan Bank, NA pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Alex Brown; JP Morgan; Salomon Smith Barney; Barclays Capital; UBS Warburg; Scotia Capital.

Liberty Income Fund

On January 17, 2002, Liberty Income Fund (Fund) purchased 325,000 par value of common stock notes of Constellation Brands, Inc. (Securities) for a total purchase price of $325,000 from Chase Manhattan Bank, NA pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Alex Brown; JP Morgan; Salomon Smith Barney; Barclays Capital; UBS Warburg; Scotia Capital.

Liberty High Yield Securities Fund

On January 17, 2002, Liberty High Yield Securities Fund (Fund) purchased 2,500,000 par value of common stock notes of Interface Inc. (Securities) for a total purchase price of $2,500,000 from Salomon Smith Barney, Inc. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney; Wachovia Securities; SunTrust Robinson Humphrey.

Liberty Strategic Income Fund

On June 25, 2002, Liberty Strategic Income Fund (Fund) purchased 2,700,000 par value of common stock notes of L-3 Communications Corporation (Securities) for a total purchase price of $2,700,000 from Lehman Brothers pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bank of America Securities; Credit Suisse First Boston; Wachovia; SC Cowen; BNY Capital Markets; Barclays Capital; Credit Lyonnais Securities; Scotia Capital.

Liberty High Yield Securities Fund

On June 25, 2002, Liberty High Yield Securities Fund (Fund) purchased 3,550,000 par value of common stock notes of L-3 Communications Corporation (Securities) for a total purchase price of $3,550,000 from Lehman Brothers pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bank of America Securities; Credit Suisse First Boston; Wachovia; SC Cowen; BNY Capital Markets; Barclays Capital; Credit Lyonnais Securities; Scotia Capital.


Liberty Strategic Income Fund

On November 12, 2002, Liberty Strategic Income Fund (Fund) purchased 845,000 par value of common stock notes of AmericsourceBergen Corp. (Securities) for a total purchase price of $852,943 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.
The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.


Liberty Strategic Income Fund

On November 12, 2002, Liberty Strategic Income Fund (Fund) purchased 545,000 par value of common stock notes of AmericsourceBergen Corp. (Securities) for a total purchase price of $550,123 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.


Liberty High Yield Securities Fund

On November 12, 2002, Liberty High Yield Securities Fund (Fund) purchased 1,035,000 par value of common stock notes of AmericsourceBergen Corp. (Securities) for a total purchase price of $1,044,729 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.

Liberty High Yield Securities Fund

On November 12, 2002, Liberty High Yield Securities Fund (Fund) purchased 685,000 par value of common stock notes of AmericsourceBergen Corp. (Securities) for a total purchase price of $691,439 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America; JP Morgan; Fleet Securities, Inc.; Wachovia Securities; Scotia Capital; Mizuho Bank.

Liberty Strategic Income Fund

On December 12, 2002, Liberty Strategic Income Fund (Fund) purchased 2,600,000 par value of common stock notes of Insight Midwest L.P. (Securities) for a total purchase price of $2,476,240 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America Securities LLC; Morgan Stanley; BNY Capital Markets, Inc.; JP Morgan; TD Securities; Fleet Securities, Inc.; SunTrust Robinson Humphrey; BNP Paribas; UBS Warburg


Liberty Income Fund

On December 12, 2002, Liberty Income Fund (Fund) purchased 4,000,000 par value of common stock notes of Insight Midwest L.P. (Securities) for a total purchase price of $3,809,600 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter.
Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America Securities LLC; Morgan Stanley; BNY Capital Markets, Inc.; JP Morgan; TD Securities; Fleet Securities, Inc.; SunTrust Robinson Humphrey; BNP Paribas; UBS Warburg


Liberty High Yield Securities Fund

On December 12, 2002, Liberty High Yield Securities Fund (Fund) purchased 3,685,000 par value of common stock notes of Insight Midwest L.P. (Securities) for a total purchase price of $3,509,594 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Banc of America Securities LLC; Morgan Stanley; BNY Capital Markets, Inc.; JP Morgan; TD Securities; Fleet Securities, Inc.; SunTrust Robinson Humphrey; BNP Paribas; UBS Warburg